Fees Summary	Sep. 04, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 11,500,000.00
Previously Paid Amount	0.00
Total Fee Amount	1,760.65
Total Offset Amount	0.00
Net Fee	$ 1,760.65